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                       THE PRUDENTIAL SERIES FUND, INC.
                               Equity Portfolio

                      Supplement, dated February 1, 2001
                                      to
                       Prospectus, dated April 30, 2000

   On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

New Investment Adviser

   Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

     Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.

   The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.

New Investment Sub-Advisers

   As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio. The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers."

   Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

   Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.
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   Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

   GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.

New Portfolio Managers

   The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

 Equity Portfolio

   Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

   Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

   Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


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